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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                     FOR REGISTRATION OF CERTAIN CLASSES OF
                   SECURITIES PURSUANT TO SECTION 12(b) OR (g)
                     OF THE SECURITIES EXCHANGE ACT OF 1934.

                         PRINCIPAL FINANCIAL GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                Delaware                                  42-1520346
----------------------------------------       ---------------------------------
(State of incorporation or organization)       (IRS Employer Identification No.)

           711 High Street
           Des Moines, Iowa                                  50392
----------------------------------------       ---------------------------------
(Address of principal executive offices)                   (Zip Code)

                                 (515) 247-5111
              (Registrant's telephone number, including area code)


      If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to the General Instruction A.(c), check the following box. [ ]

      If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. [X]

      Securities Act registration statement file number to which this form relates: 333-111352 (if applicable).

SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

       Title of Each Class                        Name of Each Exchange on Which
       To Be So Registered                        Each Class Is To Be Registered
       -------------------                        ------------------------------
            None                                              None

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SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(g) OF THE ACT:

                Series A Non-Cumulative Perpetual Preferred Stock
--------------------------------------------------------------------------------
                                (Title of class)

Item 1. Description of Registrant's Securities to be Registered.

      A description of the Series A Non-Cumulative Perpetual Preferred Stock to be registered hereby is contained under the heading "Description of Capital Stock of Principal Financial Group, Inc." at pages 28 and 29 of the Prospectus, dated June 24, 2004, and under the heading "Description of the Shares" on pages S-14 through S-30 of the Prospectus Supplement relating to the Series A Non-Cumulative Perpetual Preferred Stock, dated June 14, 2005, (each filed pursuant to Rule 424(b) under the Securities Act of 1933, as amended, as part of Registration No. 333-111352), and such descriptions are incorporated herein by reference.


Item 2. Exhibits.

The following exhibits are filed as part of this Registration Statement:

      1.    Amended and Restated Certificate of Incorporation of the Registrant
            (incorporated by reference to Exhibit 3.1 to Registrant's Form 8-K, dated June 17, 2005).

      2. Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Form 8-K, dated June 17,
            2005).

      3.    Certificate of Designations of Registrant's Series A Non-Cumulative
            Perpetual Preferred Stock, dated June 16, 2005 (incorporated by reference to Exhibit 4.1 to Registrant's Form 8-K, dated June 17,
            2005).

      4.    Specimen Stock Certificate for the Registrant's Series A
            Non-Cumulative Perpetual Preferred Stock (incorporated by reference to Exhibit 4.3 to Registrant's Form 8-K, dated June 17, 2005).




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                                    SIGNATURE

      Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        PRINCIPAL FINANCIAL GROUP, INC.

                                        By:  /s/ Joyce N. Hoffman
                                             --------------------
                                             Name:  Joyce N. Hoffman
                                             Title: Senior Vice President &
                                                    Corporate Secretary
Dated: June 17, 2005


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                                  EXHIBIT INDEX

Exhibit Number    Exhibit
--------------    -------
1.                Amended and Restated Certificate of Incorporation of the
                  Registrant (incorporated by reference to Exhibit 3.1 to
                  Registrant's Form 8-K, dated June 17, 2005).

2. Amended and Restated By-Laws of the Registrant (incorporated by reference to Exhibit 3.2 to Registrant's Form 8-K, dated
                  June 17, 2005).

3.                Certificate of Designations of Registrant's Series A
                  Non-Cumulative Perpetual Preferred Stock, dated June 16, 2005
                  (incorporated by reference to Exhibit 4.1 to Registrant's Form
                  8-K, dated June 17, 2005).


4.                Specimen Stock Certificate for the Registrant's Series A
                  Non-Cumulative Perpetual Preferred Stock (incorporated by reference to Exhibit 4.3 to Registrant's Form 8-K, dated June
                  17, 2005).




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